SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 14, 2022

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.03 Amendment to the By-Laws

Under Section 3 of Article II of the Company’s Bylaws, the following major changes were made and read as follows:

Special meetings of shareholders shall also be called by the Secretary upon the written request of the recordholders of common stock entitled to cast not less than 50% of all the votes entitled to be cast at such meeting of the outstanding shares of the Corporation. Such request shall state (i) the purpose(s) of such meeting,(ii) a brief description of each matter of business desired to be brought before the special meeting, (iii) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be acted upon and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and (iv) the information required in Section 12 of Article II. With receipt of such request and any notice required by Section 4 and Section 12 of Article II and Section 3 of Article III, the Chairman or Vice Chairman, with input from the Board of Directors, shall set a date for the special meeting, set a record date in accordance with Section 4 of Article II and shall cause the Corporate Secretary to give the notice required under Section 4.

Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary at the Corporation’s principal executive offices, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if: (i) the Board of Directors has called or calls for an annual or special meeting of the stockholders to be held within 90 days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request; (ii) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law; (iii) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 120 days prior to the receipt by the Secretary of the request for the special meeting (and, for purposes of this Section 3, the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or (iv) the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).

Under Section 12 of Article II of the Company’s Bylaws, the following major changes were made and read as follows:

Section 12. Notice of Stockholder Business/Advance Notice. At a meeting of the stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting. To be properly brought before a meeting, business or a proposal must (a) be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or the persons calling the meeting as herein provided, (b) otherwise be properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise (i) be properly requested to be brought before the meeting by a stockholder or stockholders of record entitled to vote in the election of directors generally, and (ii) constitute a proper subject to be brought before such meeting.

For business or a proposal to be properly brought before a meeting of stockholders, any stockholder (stockholders), who intends to bring any matter (other than the election of directors) before a meeting of stockholders and is entitled to vote on such matter must have held continuously 20 percent or more of the outstanding shares of the Corporation’s common stock for at least one year prior to the date the Corporation receives the written notice and must deliver such written notice of such stockholder’s (stockholders’) intent to bring such matter before the meeting of stockholders, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation. Such notice must be received by the Secretary: (i) with respect to an annual meeting of stockholders, not less than ninety (90) days nor more than one hundred and twenty (120) days in advance of the anniversary of the previous year’s annual meeting; and (ii) with respect to any special meeting of stockholders, not later than the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting of stockholders is given or made to the stockholders, to be timely, notice of a proposal delivered by the stockholder must be received by the Secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting of stockholders was mailed or such public disclosure was made to the stockholders.

Based upon the recommendation of management, the above changes were approved by the Board of Directors on February 14, 2022. The effective date of the amendment to the Amended and Restated Bylaws of Zion Oil & Gas, Inc. is February 14, 2022 and the amended Bylaws are provided under Exhibit 3(i).1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3(i). 1	–Amended and Restated Bylaws of Zion Oil & Gas, Inc., as of February 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: February 16, 2022	By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer

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